Janus Detroit Street Trust

Janus Henderson Emerging Markets Debt Hard Currency ETF

Supplement dated September 20, 2024

to Currently Effective Statement of Additional Information (“SAI”)

Effective immediately, the SAI for Janus Henderson Emerging Markets Debt Hard Currency ETF (the “Fund”) is amended as follows:

1.	Under the “Costs Associated with Creation and Redemption Transactions” section in the Shares of The Trust section of the Fund’s SAI, the following table replaces the corresponding table in its entirety:

	Standard Fee*	Maximum Total Transaction Fee**
Janus Henderson Emerging Markets Debt Hard Currency ETF	$500	3.00% (Create) 2.00% (Redeem)
*	Flat fee charged per transaction for one or more Creation Units.
**	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.

Please retain this Supplement with your records.